Exhibit 10.38

WESTERN GAS RESOURCES, INC.

2002 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

This plan is established by WESTERN GAS RESOURCES, INC., a Delaware corporation, (hereinafter referred to as the “Corporation”), the non-employee directors of the Corporation who qualify as participants, and shall be known as the Western Gas Resources, Inc. 2002 Non-Employee Directors’ Stock Option Plan (the “Plan”).  The Plan provides stock options for non-employee directors of the Corporation.

1.                                       Purpose.  The purpose of the Plan is to enable the Corporation’s non-employee directors to participate in growth and profitability of the Corporation by providing a method whereby non-employee directors are regularly encouraged to invest in the Corporation’s common stock to increase incentives to contribute to the Corporation’s future success and prosperity and to allow them to acquire a proprietary interest in the Corporation’s business.  Further, the availability of stock options under the Plan supports and encourages non-employee directors to remain as directors of the Corporation.

2.                                       Definitions.  The terms used herein shall have the following meanings:

(a)                                  “Board” shall mean the Board of Directors of Western Gas Resources, Inc., a Delaware corporation.

(b)                                 “Change in Control of the Corporation” shall mean (i) the acquisition by any person or persons acting in concert (including corporations, partnerships, associations or unincorporated organizations), of legal ownership or beneficial ownership (within the meaning of Rule 13d-3, promulgated by the Securities and Exchange Commission and now in effect under the Securities Exchange Act of 1934 (as amended), of a number of voting shares of capital stock of the Corporation greater than either 30% or the number of voting shares of capital stock of the Corporation that are then owned, beneficially (as defined above), by Brion G. Wise, Bill M. Sanderson, Walter L. Stonehocker, Dean Phillips, Ward Sauvage, their immediate families and the companies through which they and their immediate families hold ownership in the Corporation (“the Founders”), whichever is higher; (ii) a merger or consolidation of the Corporation or any of its subsidiaries other than a merger or consolidation immediately following which the directors of the Corporation prior thereto constitute a majority of the of the board of the surviving company or parent thereof; (iii) a change in the majority of the Board pursuant to an actual or threatened proxy contest; or (iv) a sale of substantially all of the Corporation’s assets.

(c)                                  “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)                                 “Common Stock” shall mean the $0.10 par value common stock of the Corporation which shall be authorized and unissued stock or treasury stock.

(e)                                  “Corporation” shall mean Western Gas Resources, Inc., a Delaware corporation.

(f)                                    “Disabled” shall mean a non-employee director of the Corporation found to be unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted, or can be expected to last, for a continuous period of not less than twelve (12) months.

(g)                                 “Fair Market Value” of stock shall mean the New York Stock Exchange Composite Transactions average closing price for the Common Stock reflected in The Wall Street Journal or another publication selected by the Board for the ten (10) days preceding the day the Option is granted to non-employee director.  If Shares of Common Stock have not been traded on the New York Stock Exchange for more than 10 days immediately preceding the granting of an Option, or if deemed appropriate by the Board for any other reason, the Fair Market Value of shares of Common Stock shall be as determined by the Board in such other manner as it may deem appropriate.

(h)                                 “Option” shall mean a nonstatutory stock option granted by the Corporation under this Plan which is not intended to qualify as an “incentive stock option” within the meaning of the Code.

(i)                                     “Optionee” shall mean a non-employee director of the Corporation who has been granted an Option under this Plan.

(j)                                     “Plan” shall mean this 2002 Non-Employee Directors’ Stock Option Plan set forth in and by this document and all subsequent amendments thereto.

(k)                                  “Stock Option Agreement” shall mean an agreement between an Optionee and the Corporation which evidences the Optionee’s right to acquire Common Stock under the Plan and which contains terms and conditions consistent with this Plan as approved by the Board.

3.                                       Administration of Plan.

(a)                                  The Board shall administer the Plan.  The Board shall have the authority to: (i) construe and interpret the Plan; (ii) define the terms used herein; (iii) determine the duration and purpose of leaves of absence which may be granted to Optionees without constituting a termination of their services for the purposes of the Plan; and (iv) make all other determinations necessary or advisable for the administration of the Plan.  The determination of the Board in the matters referred to in this paragraph shall be conclusive.

(b)                                 The Board may cancel at any time any Options awarded under the Plan is an Optionee engages in conduct which the Board determines to be detrimental to the best interests of the Corporation.

(c)                                  The Board may at any time and from time to time amend, suspend or terminate the Plan and may amend the form of the Stock Option Agreement, in such respects as it shall deem advisable; provided that such modification shall not change:  (1) the maximum number of shares for which Options may be granted; (2) the Option prices; (3) the period during which Options may be granted or exercised; (4) the provisions relating to the class of persons eligible to receive Options granted under the Plan; or (5) the provisions relating to adjustments to be made upon changes in capitalization of the Corporation.  Such modifications in the Plan shall not, without the consent of an Optionee, affect such Optionee’s rights under an Option previously granted to him.

4.                                       Annual Grant and Election Grant.  Each non-employee director shall automatically be issued an Option to purchase 2,000 shares of Common Stock on the first business day following the annual meeting of stockholders of the Corporation held in each year subsequent to 2001 and prior to the termination of the Plan.  Each person who, after May 17, 2002, becomes a non-employee director of the Corporation for the first time shall, at the time such director is elected and duly qualified, automatically be issued an Option to purchase 5,000 shares of Common Stock.  Directors of the Corporation who are employees or officers of the Corporation are not eligible to participate in the Plan.

Participation in the Plan shall not confer any right of continuation of service as a director of the Company.

5.                                       Shares Subject to Plan.  Subject to adjustment under Paragraph 12, below, the maximum number of shares from which Options may be granted under the Plan are One Hundred Ten Thousand (110,000) shares of the Corporation’s authorized and unissued Common Stock.  If any Option granted under the Plan shall terminate or expire prior to exercise, in whole or in part, the shares so released from the Option may be made the subject of additional grants under the Plan.  The Corporation shall reserve and keep available such number of shares of stock as will satisfy the requirements of all outstanding grants of Options under this Plan.

6.                                       Option Price.  The purchase price of the stock under each Option shall be not be less than one hundred percent (100%) of the fair market value of the stock subject to the Option at the time the Option is granted.

7.                                       Conditions for Exercise of Option.

(a)                                  Notwithstanding anything to the contrary, no Option or portion thereof granted under this Plan may be exercised after the earlier of (i) five (5) years from the date the Optionee has the right to exercise such Option or portion thereof as provided in this Paragraph 7(a); or (ii) ten (10) years from the date the Option is granted.  The Optionee’s right to purchase the shares subject to the Option shall become exercisable during each calendar year in accordance with the following schedule:

(1)                                  Commencing one year from the date of the grant, the Optionee shall have the right to exercise thirty-three percent and one-third percent (33 1/3%) of the Option and to purchase thirty-three and one-third percent (33 1/3%) of the Common Stock subject to the Option.

(2)                                  Commencing two years from the date of the grant, the Optionee shall have the right to exercise an additional thirty-three percent and one-third percent (33 1/3%) of the Option and to purchase an additional thirty-three and one-third percent (33 1/3%) of the Common Stock subject to the Option.

(3)                                  Commencing three years from the date of the grant, the Optionee shall have the right to exercise an additional thirty-three and one-third percent (33 1/3%) of the Option and to purchase an additional thirty-three and one-third percent (33 1/3%) of the Common Stock subject to the Option.

(b)                                 Except as provided in Paragraphs 7(c) and (d), an Optionee may exercise an Option only if, at the time such Option is exercised, such Optionee is a non-employee director of and has continuously, since the grant of the Option, been a non-employee director of the Corporation or any subsidiary or parent of the Corporation.

(c)                                  If the directorship of the Optionee is terminated for any reason other than (i) his or her death or becoming Disabled; or (ii) his or her discharge for dishonesty or commission of a crime, the Optionee may, within three (3) months thereafter, subject to provisions of this Plan and earlier expiration of the Option, exercise the Option to the extent the Option is exercisable as of the date of termination of his directorship.  All unexercised Options shall terminate, be forfeited, and shall lapse upon expiration of said three (3) month period, or immediately if the employment of the Optionee is terminated by the Corporation for the reason set forth in clause (ii) above.

(d)                                 If an Optionee dies or becomes Disabled while serving as a director of the Corporation, all of the Options granted to such Optionee shall become one hundred percent (100%) exercisable, without regard to the provisions of Paragraph 7(a), above.  In such event, the Options may be exercised by the Disabled Optionee, or the person or persons to whom the deceased Optionee’s rights under the Option shall pass by will, or by the applicable laws of descent and distribution; provided, however, that no such Option may be exercised after one hundred eighty days (180) days from such Optionee’s date of death, or termination of employment as a result of becoming Disabled, whichever is applicable, or after the expiration date of the Option, if earlier.  Upon expiration of said period, all unexercised Options, or portions thereof, shall terminate, be forfeited, and shall lapse.

(e)                                  Except as set forth above, the Options and rights granted hereunder shall not be transferred by the Optionee and may not be assigned, pledged, or hypothecated in any way and shall not be subject to execution, attachment, or similar process.  Upon any attempt by the Optionee to transfer the Option or to assign, pledge, hypothecate, or otherwise dispose of such Option or of any rights granted hereunder contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such Option or such rights, such Option and such rights shall immediately become null and void.  The Option shall be exercisable during the lifetime of the Optionee, only by the Optionee.

(f)                                    As of the date of a Change in Control of the Corporation, all of the Options granted under the Plan which have not otherwise been terminated or forfeited shall become one hundred percent (100%) exercisable, without regard to the provisions of Paragraph 7(a), above.

8.                                       Method of Exercise.

(a)                                  To exercise the Option, the Optionee, or his or her successors, shall give written notice to the Corporation’s treasurer at the Corporation’s principal office accompanied by full payment of the shares being purchased and a written statement that the shares are purchased for investment and not with a view to distribution.  However, this statement shall not be required in the event the shares subject to the Option are registered with the Securities and Exchange Commission.  If the Option is exercised by the successor of the Optionee, following his or her death, proof shall be submitted, satisfactory to the Board, of the right of the successor to exercise the Option.

(b)                                 Shares of stock issued pursuant to this Plan which have not been registered with the Securities and Exchange Commission shall bear the following legend:

“The securities represented by this Stock Certificate have not been registered under the Securities Act of 1933 (the “Act”) or applicable state securities laws (the “State Acts”), and shall not be sold, pledged, hypothecated, donated or otherwise transferred (whether or not for consideration) by the holder, except upon the issuance to the Corporation of a favorable opinion of its counsel and submission to the Corporation of such other evidence as may be satisfactory to the Corporation to the effect that any such transfer shall not be in violation of the Act and the State Acts.”

(c)                                  The Corporation shall not be required to transfer and deliver any certificate or certificates for shares purchased upon exercise of said Options until after compliance with all then applicable requirements of law.  If the Corporation shall be advised by counsel that shares of stock deliverable upon exercise of an Option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for the issuance of same, the Corporation may effect registration or obtain consent, and delivery of shares by the Corporation may be deferred until registration is effected or consent obtained.

9.                                       Rights under the Plan.  Nothing contained in the Plan, nor in any Stock Option Agreement, shall confer upon any Optionee any right to remain as a director of the Corporation.

10.                                 Amendments and Termination.  The Board may amend, suspend, discontinue or terminate the Plan; provided, however, that unless first approved by the requisite vote of stockholders, no amendment shall be made to the Plan that would (a) permit a decrease in the Option price of any outstanding Option, (b) increase the total number of shares of Common Stock reserved for issuance under the Plan, or (c) expand or alter the provisions relating to the class of persons eligible to receive Options granted under the Plan.  No modification to the Plan shall, without the consent of an Optionee, adversely affect such Optionee’s rights under an Option previously granted to him.

11.                                 Issuance of Stock.  No shares of Common Stock shall be issued until full payment for such stock has been made.  The Optionee shall have no rights as a stockholder with respect to optioned shares until the date of the issuance of the stock certificate to him or her for such shares.  No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other properties) or distributions or other rights for which the record date is prior to the date such certificate is issued except as provided in Sections 5 and 12 hereof.

12.                                 Adjustments and Changes in the Common Stock.  No adjustment shall be made to the number of shares of Common Stock for which Options are granted by the Plan or the exercise price thereof as a result of any change in the number of issued and outstanding shares of Common Stock.  However, the number of shares of Common Stock covered by outstanding Options, as well as the exercise price, shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split, the payment of a stock dividend with respect to the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company.  In addition, in the event of a dissolution or liquidation of the Corporation, a capital reorganization, or consolidation or merger of the Company with another corporation or corporations, or any sale of all or substantially all of the Company’s profits and assets to any other corporation or corporations, the Corporation shall take such action as may be necessary to enable the Optionee to receive upon any subsequent exercise of their respective options, in whole or in part, in lieu of shares of Common Stock, securities or other assets as were issued or payable upon such reorganization, consolidation, merger, or sale, in respect of, or in exchange for such shares of Common Stock.

13.                                 Stock Option Agreement.  The granting of an Option under this Agreement occurs only by a written Stock Option Agreement, substantially in the form of the Stock Option Agreement which is attached hereto and marked Exhibit 1, is executed by and on behalf of the Corporation and the non-employee director to whom the Option is granted, and such executed Agreement is delivered to the Corporation.

14.                                 Period of Plan.  No Options shall be granted on or after the 10th anniversary of the date of adoption of the Plan by the Board of Directors of the Corporation.  The Plan shall expire no later than said tenth anniversary date, or the date on which all Options granted under the Plan have expired or been exercised in full.

ADOPTED BY THE BOARD OF DIRECTORS OF WESTERN GAS RESOURCES, INC.

Date

By:

ATTEST:

Secretary